                                                                  EXHIBIT 99.165

YENDT, JOHN
--------------------------------------------------------------------------------

From:     Fulin_A_Zhuang@calpx.com
Sent:     Monday, April 10, 2000 06:02 PM
To:       Robert_L_Earle@calpx.com
Cc:       Paul_A_Thibodeaux@calpx.com; Seth_E_Wilson@calpx.com;
          Shangyou_A_Hao@calpx.com; John_A_Rinaldi@calpx.com; john.yendt@ps.net;
          Ning_A_Yang@calpx.com; trinaynee.reddy@ps.net
Subject: Re: Compliance Monitoring Unit Data Requirement --- Emergency Service Request #505 Status --- Addendum



[GRAPHIC]
MAC WORD 3.0

         Robert,

Per our conversation 20 minutes ago, I have added two files to \\csiapapp1a\dataset. These two files are "RESOURCE_INFO.XLS" and "RESOURCE_INFO.CSV". Both contain the same resource-participant-zone data in different formats. Please review and let me know if you have questions.

Fulin

------ Forwarded by Fulin A Zhuang/users/PX_CALIF on 04/10/2000 02:52 PM ------

Fulin A Zhuang
04/10/2000 02:17 PM

To: Robert L Earle/users/PX_CALIF@PXNOTES
cc: Paul A Thibodeaux/users/PX CALIF@PXNOTES, Seth E
    Wilson/users/PX_CALIF@PXNOTES, Shangyou A Hao/users/PX_CALIF@PXNOTES, John A Rinaldi/users/PX CALIF@PXNOTES, john.yendt@ps.net, Ning A
    Yang/users/PX_CATLIF@PXNOTES, trinaynee.reddy@ps.net
Fax to:
Subject: Re: Compliance Monitoring Unit Data Requirement --- Emergency Service
    Request # 505 Status (Document link: Fulin A Zhuang)

Robert,

Attached please find a data set reference showing the status of various items that you requested. For each item ready for your review and use, a "Ready" is indicated in the "Status" column.

The actual data is in \\csiapapp1a\compliance\dataset or its sub-folders. All the data ready for your review and use are in CSV format with column headings.

Please let me know as soon as possible if you have any questions or comments.

Fulin

(See attached file: ESR505_DataRef1.doc)



Robert L Earle
04/10/2000 01:08 PM

To:  Fulin A Zhuang/users/PX_CALIF@PXNOTES
cc:  Seth E Wilson/users/PX_CALIF@PXNOTES,
     Shangyou A Hao/users/PX_CALIF@PXNOTES,
     John A Rinaldi/users/PX_CALIF@PXNOTES, john.yendt@ps.net, Ning A Yang/users/PX_CALIF@PXNOTES, trinaynee.reddy@ps.net

Fax to:
Subject: Re: Compliance Monitoring Unit Data Requirement -- Emergency Service
     Request # 505 (Document link: Fulin A Zhuang)

Hi.
I've annotated the list below. Thanks for your help.


Fulin A Zhuang
04/07/2000 01:06 PM

To:  Robert L Earle/users/PX_CALIF@PXNOTES
cc:  Seth E Wilson/users/PX CALIF@PXNOTES, Shangyou A
     Hao/users/PX_CALIF@PXNOTES, John A Rinaldi/users/PX_CALIF@PXNOTES, john.yendt@ps.net, Ning A Yang/users/PX_CALIF@PXNOTES, trinaynee.reddy@ps.net

Subject: Compliance Monitoring Unit Data Requirement -- Emergency Service
     Request # 505

Robert,

I want to confirm once more with you on what data you would need for the MMC meeting towards the end of April. These data items are listed below, in the order of priority provided by you:

1. Dayahead energy bid curves by portfolio as well as aggregated to the participant level

2. Day-Of or hourahead energy bid curves by portfolio as well as aggregated to participant level and aggregated to market level.

3. Day ahead unconstraint PX energy market clearing prices and quantities

4. Day-Of unconstraint PX energy market clearing prices and quantities

5. Day-Ahead Initial Preferred Schedules, at resource level and aggregated to participant zonal supply and participant zonal demand leves

6. Day-Of or hourahead initial preferred schedules, at resource level and aggregated to participant zonal supply and participant zonal demand levels

7. Day-Ahead energy zonal market clearing prices and quantities

8. Day-Of or hour-ahead zonal market clearing prices and quantities

9. Day-Ahead Final Schedules, at resource level and aggregated to participant zonal supply and participant zonal demand leves

10. Day-Of or hourahead Final schedules, at resource level and aggregated to participant zonal supply and participant zonal demand levels

Please e-mail me as soon as possible with your correction or confirmation.

Please do not wait over the weekend.

Thank you,

Fulin

 #                ITEM                AGGREGATION LEVEL          FROM         TO                 FILE
---      ---------------------   -------------------------    --------    --------    --------------------------
1a       DA energy bid curves    Portfolio
1b       DA participant          Participant, Supply or       04/01/98    02/06/00    DABid.txt
         aggregate energy bid    Demand
         curves

1c       DA Market aggregate     PX Market
         energy bid curves
2a       HA energy bid curves    Resource                     07/30/98    04/07/00    \zip\DayofBid_Resource.zip


2b       HA participant          Participant, Supply or
         aggregate energy bid    Demand
         curves
2c       HA Market               PX Market
         aggregate energy bid
         curves
3a       DA UMCP, UMCQ           PX Market                    04/01/98    02/08/00    DAUnconstPrice.txt
3b       DA Participant UMCQ     Participant, Supply or       04/01/98    02/08/00    DAUnconstQty.txt
                                 Demand
4a       HA UMCP, UMCQ           PX Market                    07/30/98    04/07/00    HAUnconstPrice.dat
4b       HA Participant UMCQ     Participant Supply or
                                 Demand
5a       DA IPS                  Resource                     04/01/98    02/09/00    \DAIPS
5b       DA Aggregate IPS        Participant, Zone, Supply                            \DAIPS_Aggregate
                                 or Demand
6a       HA IPS                  Resource                                             \zip\DayofUnconstQty_
6b       HA Aggregate IPS        Participant, Zone, Supply                            Resource.zip
                                 or Demand
7a       DA ZMCP                 Zone                         04/01/98    07/21/99    DAConstPrice.txt

7b       DA ZMCQ                 Zone
8a       HA ZMCP                 Zone
8b       HA ZMCQ                 Zone
9a       DA FS                   Resource                     04/01/98    02/17/00    \DAFS


 #                ITEM               STATUS                  REMARK
---      ---------------------   ---------------  ----------------------------
1a       DA energy bid curves
1b       DA participant          Ready            AGGREGATE FROM ITEM 1A. Data
         aggregate energy bid                     incorrect for 10/14/99
         curves                                   through 10/23/99, 8/18/99
                                                  and 1/20/00
1c       DA Market aggregate
         energy bid curves
2a       HA energy bid curves    Ready            Hour index is actual
                                                  hour-beginning, not
                                                  hour-ending
2b       HA participant                           AGGREGATE FROM ITEM 2A.
         aggregate energy bid
         curves
2c       HA market
         aggregate energy bid
         curves
3a       DA UMCP, UMCQ           Ready
3b       DA Participant UMCQ     Ready

4a       HA UMCP, UMCQ           Ready
4b       HA Participant UMCQ                      AGGREGATE FROM ITEM 6A.

5a       DA IPS                  Ready
5b       DA Aggregate IPS        Ready            AGGREGATE FROM ITEM 5A.

6a       HA IPS                  Ready
6b       HA Aggregate IPS                         AGGREGATE FROM ITEM 6A.

7a       DA ZMCP                 Looking for      Expected to be ready by COB
                                 missing data     4/10
7b       DA ZMCQ
8a       HA ZMCP
8b       HA ZMCQ
9a       DA FS                   Ready

 #                ITEM                AGGREGATION LEVEL          FROM         TO                 FILE
---      ---------------------   -------------------------    --------    --------    --------------------------
9b       DA Aggregate FS         Participant, Zone, Supply                            \DAFS_Aggregate
                                 or Demand
10a      HA FS                   Resource
10b      HA Aggregate FS         Participant, Zone, Supply
                                 or Demand




 #                ITEM               STATUS                  REMARK
---      ---------------------   ---------------  ----------------------------
9b       DA Aggregate FS         Ready            AGGREGATE FROM ITEM 9A.

10a      HA FS
10b      HA Aggregate FS                          AGGREGATE FROM ITEM 10A.